UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 22, 2007

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE REGARDING REFERENCES TO GENZYME CORPORATION

Throughout this Form 8-K/A, the words “we,” “us,” “our” and Genzyme refer to Genzyme Corporation as a whole.

Item 2.01       Completion of Acquisition or Disposition of Assets

As we reported on our current report on Form 8-K dated October 22, 2007 and filed with the SEC on October 24, 2007, on October 22, 2007, we announced that the stockholders of Bioenvision, Inc., or Bioenvision, voted to approve the merger of Wichita Bio Corporation, a wholly-owned subsidiary of us, with and into Bioenvision. The merger was effective as of 12:01AM EST on October 23, 2007.

Item 9.01       Financial Statements and Exhibits.

(a)   Financial statements of businesses to be acquired.

The audited, consolidated financial statements of Bioenvision as of June 30, 2007 and 2006 and for the years ended June 30, 2007 and 2006, including the report of independent registered public accounting firm dated August 31, 2007 are included in Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)   Pro forma financial statements.

The pro forma combined financial information which describes the pro forma effect of the merger on our consolidated statement of operations for the year ended December 31, 2006 and the six months ended June 30, 2007, as if the merger had occurred on January 1, 2006, and our consolidated balance sheet as of June 30, 2007, as if the transaction had occurred on this date is included in Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)   Exhibits:

2.1

Agreement and Plan of Merger, by and among us, Bioenvision and Wichita Bio Corporation, dated May 29, 2007. Filed as Exhibit 2.1 to our Form 8-K filed May 29, 2007 and incorporated herein by reference there to.

23.1	Consent of J.H. Cohn LLP. Filed herewith.

99.1

The audited, consolidated financial statements of Bioenvision as of June 30, 2007 and 2006 and for the years ended June 30, 2007 and 2006, including the report of independent registered public accounting firm dated August 31, 2007. Filed herewith.

99.2

Unaudited, pro forma combined financial information which describes the pro forma effect of our merger with Bioenvision on our consolidated statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007, as if the transaction had occurred on January 1, 2006, and our consolidated balance sheet as of June 30, 2007, as if the transaction had occurred on that date. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

	By:	/s/ Michael S. Wyzga
Michael S. Wyzga
Executive Vice President, Finance;
Chief Financial Officer; and
DATE: January 7, 2008		Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NO.	DESCRIPTION

2.1

Agreement and Plan of Merger, by and among us, Bioenvision and Wichita Bio Corporation, dated May 29, 2007. Filed as Exhibit 2.1 to our Form 8-K filed May 29, 2007 and incorporated herein by reference.

23.1	Consent of J.H. Cohn LLP. Filed herewith.

99.1

The audited, consolidated financial statements of Bioenvision as of June 30, 2007 and 2006 and for the years ended June 30, 2007 and 2006, including the report of independent registered public accounting firm dated August 31, 2007. Filed herewith.

99.2

Unaudited pro forma combined financial information which describes the pro forma effect of our merger with Bioenvision on our consolidated statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007, as if the transaction had occurred on January 1, 2006, and our consolidated balance sheet as of June 30, 2007, as if the transaction had occurred on that date. Filed herewith.